SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                  FORM 8-K



                           Current Report Pursuant
                       to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported)    January 2, 2000
                                                   ----------------------

                             PARLEX CORPORATION
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in Its Charter)


                                Massachusetts
              ----------------------------------------------
              (State or Other Jurisdiction of Incorporation)


               0-12942                               04-2464749
      ------------------------            ---------------------------------
      (Commission File Number)            (IRS Employer Identification No.)



      One Parlex Place, Methuen, Massachusetts                     01844
      ----------------------------------------                   ----------
      (Address of Principal Executive Offices)                   (Zip Code)


                               (978) 685-4341
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


                               Not applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)



Item 5.  OTHER EVENTS
         ------------

      Parlex Corporation (the "Company") is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as an exhibit hereto the Company's press release dated January 24, 2000, announcing the signing by the Company of an agreement to acquire the stock of two Cookson Group plc wholly owned subsidiaries, Poly-Flex Circuits Limited (a United Kingdom company) and Poly-Flex Circuits, Inc. (a Rhode Island company).

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         ---------------------------------------------------------
          EXHIBITS
          --------

      (c)   Exhibits.

            (99.1) Press Release dated January 24, 2000.

      The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PARLEX CORPORATION
                                       (Registrant)



                                       By: /s/ Peter J. Murphy
                                            ------------------
                                            Peter J. Murphy
                                            President and
                                            Chief Executive Officer

Dated:  February 3, 2000


                              INDEX TO EXHIBITS


Exhibit
Number           Exhibit
-------          -------

 99.1            Press Release


2